Exhibit 32.1

           Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification is applicable to the Annual Report of Warrantech Corporation (the "Company") on Form 10-K (the "Report"), the undersigned hereby certify that this Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 29, 2005                    /s/ JOEL SAN ANTONIO
                                       -----------------------------------------
                                       Joel San Antonio
                                       Chairman, Chief Executive Officer
                                       and Director


Date: June 29, 2005                    /s/ RICHARD GAVINO
                                       -----------------------------------------
                                       Richard Gavino
                                       Executive Vice President,
                                       Chief Financial Officer,
                                       Chief Accounting Officer, and Treasurer

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